UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SYMBION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF AUDITORS
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT AND COMPLIANCE COMMITTEE REPORT
COMPARATIVE PERFORMANCE GRAPH
GENERAL INFORMATION
Appendix A

[SYMBION LOGO]

SYMBION, INC.
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

April 5, 2004

To Our Stockholders:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Symbion, Inc., to be held on Tuesday, May 11, 2004, at 9:00 a.m. (local time) at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219.

     The Annual Meeting will be simultaneously webcast over the Internet. The listen-only web-simulcast of the Annual Meeting will be available through the Company’s website, www.symbion.com, and will be available for replay for 30 days after the Annual Meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy, which is being solicited by the Board of Directors, as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

     We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Richard E. Francis, Jr.

Richard E. Francis, Jr.
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT
PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SYMBION, INC.
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, May 11, 2004

To Our Stockholders:

     The annual meeting of stockholders of Symbion, Inc. (the “Company”) will be held on Tuesday, May 11, 2004, at 9:00 a.m. (local time) at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, for the following purposes:

          (1) To elect two nominees as Class II directors;

          (2) To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2004; and

          (3) To transact any other business that properly comes before the meeting or any adjournment thereof.

     Holders of record of the Company’s Common Stock at the close of business on March 29, 2004 are entitled to notice of and to vote at the meeting or at any adjournment of the meeting.

Dated: April 5, 2004

By order of the Board of Directors,

/s/ R. Dale Kennedy

R. Dale Kennedy
Secretary

IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

SYMBION, INC.
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

PROXY STATEMENT

Annual Meeting of Stockholders
to be held May 11, 2004

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Symbion, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, on Tuesday, May 11, 2004, at 9:00 a.m. (local time) for the purposes set forth in the accompanying notice, and at any adjournment thereof. This Proxy Statement and the accompanying proxy are first being mailed or given to stockholders on or about April 5, 2004.

     If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the stockholder, and if no instructions are given, it will be voted (a) FOR the election as directors of the nominees described in this Proxy Statement, (b) FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors, and (c) in accordance with the recommendation of the Board of Directors on any other proposal that may properly come before the meeting. The persons named as proxies in the enclosed proxy were selected by the Company’s Board of Directors.

     Any stockholder voting by proxy may revoke the proxy at any time before it is exercised by doing any one of the following: (1) by delivering a written notice of the revocation to the Secretary of the Company at 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215 prior to the Annual Meeting; (2) by submitting a valid proxy with a later date; or (3) by attending the Annual Meeting and voting in person by written ballot.

     The close of business on March 29, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. As of the close of business on such date, the Company had 225,000,000 authorized shares of common stock, $.01 par value (the “Common Stock”), of which 20,682,994 shares were outstanding and entitled to vote and 10,000,000 authorized shares of preferred stock, of which no shares were outstanding. The Common Stock is the Company’s only outstanding class of voting stock. Each share of Common Stock will have one vote on each matter to be voted upon at the meeting.

     A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Annual Meeting until a quorum shall be present or represented by proxy. The Annual Meeting may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the Annual Meeting, by the officer of the Company presiding over the Annual Meeting or by the Board of Directors. Abstentions and broker non-votes will count in determining if a quorum is present for the transaction of business at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item.

ELECTION OF DIRECTORS

(Proposal 1)

     The Board of Directors is divided into three classes, with terms that expire in successive years, pursuant to stockholder action taken at the Company’s 2002 annual meeting of stockholders. Initially, Classes I, II and III had terms of one, two and three years, respectively. The current term of the Class II directors expires at the 2004 Annual Meeting. After the election of the Class II directors in 2004, all classes of directors will have three year terms.

     The Nominating and Corporate Governance Committee conducted an evaluation of each person listed below under the caption “Class II Nominees” in order to evaluate the performance of each existing director prior to recommending to the Board his or her nomination for an additional term as a director. Upon the recommendation of the Nominating and Corporate Governance Committee, which consists entirely of independent directors, the Board of Directors has nominated the two individuals named below under the caption “Class II Nominees” for election as directors to serve until the Annual Meeting of Stockholders in 2007 or until their successors have been elected and qualified.

Required Vote

     According to Delaware law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The Company’s Certificate of Incorporation does not provide for cumulative voting and, accordingly, each stockholder may cast one vote per share of Common Stock for each nominee. Votes that are withheld will be excluded entirely from the vote. An abstention may not be specified with respect to the election of Class II Nominees. Broker non-votes will have no effect on the outcome of the election.

     Unless a proxy shall specify otherwise, the persons named in the proxy will vote the shares covered thereby for the nominees designated by the Board of Directors listed below. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

Class II Nominees

     The nominees for election as Class II directors are:

			Director
Name	Age	Principal Occupation	Since
Class II — Term Expiring in 2007

Eve M. Kurtin	50	Ms. Kurtin has served as a Managing Partner of Pacific Venture Group, L.P. since its inception in 1997. Prior to joining Pacific Venture Group, Ms. Kurtin served as Chief Executive Officer of Physician Venture Management, a joint venture of UniHealth America and HCA Inc. (formerly Columbia/HCA Healthcare Corporation), from 1994 to 1996. Ms. Kurtin was President and Chief Executive Officer of Kurtin Communications, serving as a consultant in areas of managed care for major pharmaceutical companies and major providers, including UniHealth, from 1991 to 1994. In prior years, Ms. Kurtin was designated as a director of the Company by Pacific Venture Group pursuant to a Voting Agreement among the Company and certain of its stockholders (the “Voting Agreement”). The Voting Agreement terminated on February 11, 2004 upon closing of the Company’s initial public offering.	1996

			Director
Name	Age	Principal Occupation	Since
Clifford G. Adlerz	50	Mr. Adlerz has served as the Company’s President since May 2002 and as the Chief Operating Officer since 1996. Mr. Adlerz also served as Secretary from 1996 to May 2002. Mr. Adlerz served as Regional Vice President, Midsouth Region for HealthTrust, Inc. from 1992 until its merger with HCA in May 1995, at which time he became Division Vice President of HCA and served in that position until September 1995. Mr. Adlerz served as Chief Executive Officer of South Bay Hospital in Sun City, Florida from 1987 to 1992. In prior years, Mr. Adlerz was designated as a director of the Company pursuant to the Voting Agreement.	1996

     Both of the Class II nominees are currently serving as Class II directors and are standing for re-election. Charles N. Martin, Jr. is currently serving as a Class II director but has decided not to stand for re-election. At its March 24, 2004 meeting, the Board voted to decrease the size of the Board to eight so that no vacancy will result from Mr. Martin’s decision not to stand for re-election.

The Board of Directors recommends that the stockholders vote FOR the election of all of the proposed Class II nominees to the Board of Directors.

Continuing Directors

     The persons named below will continue to serve as directors until the annual meeting of stockholders in the year indicated and until their successors are elected and take office. Stockholders are not voting on the election of the Class I and Class III directors.

			Director
Name	Age	Principal Occupation	Since
Class I — Term Expiring in 2006

Donald W. Burton	60	Mr. Burton has served as managing general partner of South Atlantic Venture Fund I, II and III, Limited Partnerships and Chairman of South Atlantic Capital, Inc. and South Atlantic Private Equity Fund, IV, Limited Partnership. Mr. Burton has also managed The Burton Partnership, which invests in public and private companies, since 1979. Mr. Burton serves on the boards of directors of ITC Financial Services, LLC, ITC DeltaCom, Inc., KNOLOGY, Inc. and 26 Merrill Lynch-sponsored mutual funds. Mr. Burton was designated as a nominee for election as a director of the Company by Arthur S. DeMoss Foundation, Cal Turner, Jr., First Avenue Partners, L.P., HLM/CB Fund, L.P., HLM Partners VII, L.P., Piper Jaffrey, Inc., South Atlantic Private Equity Fund IV (QP), South Atlantic Equity Fund IV, L.P. and WW Two, L.P. pursuant to the Voting Agreement.	1999

			Director
Name	Age	Principal Occupation	Since
David M. Wilds	63	Mr. Wilds has served as a managing director of First Avenue Partners, L.P., a venture capital firm, since 1998. From 1995 until 1998, he was a principal at Nelson Capital Corp. From 1991 to 1995, Mr. Wilds was Chairman of the Board of Cumberland Health Systems, Inc. Mr. Wilds serves on the board of directors of Dollar General Corporation, Internet Pictures Corp. and iPayment, Inc. Mr. Wilds was designated as a director of the Company by Arthur S. DeMoss Foundation, Cal Turner, Jr., First Avenue Partners, L.P., HLM/CB Fund, L.P., HLM Partners VII, L.P., Piper Jaffrey, Inc., South Atlantic Private Equity Fund IV (QP), South Atlantic Equity Fund IV, L.P. and WW Two, L.P. pursuant to the Voting Agreement.	1999

William V.B. Webb	51	Mr. Webb has served as the Chief Development Officer of the Company since June 1999. Mr. Webb served as President and Chief Executive Officer and a director of Ambulatory Resource Centres, Inc. from 1997 until the Company’s acquisition of Ambulatory Resource Centres in June 1999. Mr. Webb served as Vice President and Senior Vice President of Acquisitions and Development for OrNda HealthCorp from 1991 to 1997. From 1990 to 1991, Mr. Webb was Vice President of Development for Heritage Surgical Corp. Mr. Webb was designated as a director of the Company by The Martin Investment Partnership pursuant to the Voting Agreement.	1999

			Director
Name	Age	Principal Occupation	Since
Class III — Term Expiring in 2005

Jack Tyrrell	57	Mr. Tyrrell has been a founder of five venture capital funds since 1985 and currently serves as managing partner of Richland Ventures I, L.P., Richland Ventures II, L.P. and Richland Ventures III, L.P. He is currently a director of seven privately held companies. Mr. Tyrrell was designated as a director of the Company by Richland Ventures II, L.P. and Richland Ventures III, L.P. pursuant to the Voting Agreement.	1998

Frederick L. Bryant	49	Mr. Bryant served as a General Partner of ABS Capital Partners, L.P., a private equity firm, from 1993 to 2003, when he retired. Prior to 1993, Mr. Bryant served as head of the mergers and acquisitions department and as a founder of the Alex. Brown & Sons Incorporated private equity investment program. Mr. Bryant was designated as a director of the Company by ABS Capital Partners, L.P. pursuant to the Voting Agreement.	1996

			Director
Name	Age	Principal Occupation	Since
Richard E. Francis, Jr	50	Mr. Francis has served as the Chairman of the Board since May 2002 and as Chief Executive Officer since 1996. Mr. Francis also served as President of the Company from 1996 to May 2002. Mr. Francis served from 1992 to 1995 as Senior Vice President, Development of HealthTrust, Inc. From 1990 to 1992, Mr. Francis served as Regional Vice President, Southern Region for HealthTrust, where he oversaw operations of 11 hospitals in five states. Mr. Francis was designated as a director of the Company pursuant to the Voting Agreement.	1996

RATIFICATION OF APPOINTMENT OF AUDITORS

(Proposal 2)

     The Audit and Compliance Committee has appointed Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2004. This firm has served as the independent auditors of the Company since its inception in 1996. Representatives of Ernst & Young LLP are expected to be present at the meeting and will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Required Vote

     The affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter is needed to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2004. Under Delaware law, an abstention will have the same legal effect as a vote against the ratification of Ernst & Young LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent auditors. If the appointment is not ratified, the matter will be referred to the Audit and Compliance Committee for further review.

Fees

     The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for 2003 and 2002, and fees billed for other services rendered by Ernst & Young LLP for 2003 and 2002:

	2003	2002
Audit fees	$642,990	$860,169
Audit-related fees	—	235,222
Tax fees	319,626	221,707
All other fees	—	—

     Audit Fees. These fees were primarily for professional services rendered by Ernst & Young LLP in connection with the audit of the Company’s consolidated annual financial statements and registration statements filed with the Securities and Exchange Commission. The fees also include audits of the financial statements of subsidiaries of the Company, as well as consents related to securities offerings and Securities and Exchange Commission filings.

     Audit-Related Fees. These fees were primarily for services rendered by Ernst & Young LLP for matters such as due diligence related to acquisitions and financial statement audits of acquired companies.

     Tax Fees. These fees were for services rendered by Ernst & Young LLP for compliance regarding tax filings and for other tax planning and tax advice services.

     All Other Fees. For 2003 and 2002, Ernst & Young LLP did not render any other professional services or bill any fees for other services not included within Audit Fees, Audit-Related Fees or Tax Fees.

Pre-approval of Auditor Services

     The charter of the Audit and Compliance Committee provides that the Audit and Compliance Committee must pre-approve all services to be provided by the independent auditors prior to the commencement of work. Unless the specific service has been pre-approved with respect to that year, the Audit and Compliance Committee must approve the permitted service before the independent auditors are engaged to perform it.

     All non-audit services were reviewed with the Audit and Compliance Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of the accounting firm’s independence in the conduct of its auditing functions.

The Audit and Compliance Committee and the Board recommend that the stockholders vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2004.

CORPORATE GOVERNANCE

Committee Membership

     The Board of Directors has three standing committees: an Audit and Compliance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All committee members are non-employee, independent directors of the Company (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards).

     Audit and Compliance Committee. The members of the Audit and Compliance Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, are Ms. Kurtin and Messrs. Burton and Tyrrell, with Mr. Tyrrell serving as chair. During 2003, the Audit and Compliance Committee held six meetings. The Board has determined that each of the members of the Audit and Compliance Committee is an “audit committee financial expert,” as defined by rules adopted by the Securities and Exchange Commission. The Charter of the Audit and Compliance Committee is attached hereto as Appendix A. The Audit and Compliance Committee performs the following functions, among others:

•	Reviews and implements the Audit and Compliance Committee charter and reports to the Board.

•	Selects the Company’s independent audit firm (whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which it is appointed) and has the sole authority and responsibility to approve all audit and engagement fees and terms, as well as all significant permitted non-audit services by the Company’s independent auditors.

•	Meets with the auditors and management of the Company to review and discuss the scope of the audit and all significant matters related to the audit.

•	Reviews the adequacy and effectiveness of the Company’s internal controls regarding accounting and financial matters.

•	Reviews the financial statements and discusses them with management and the independent auditors.

•	Reviews and discusses with management the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Reviews and discusses with management the Company’s Corporate Compliance Policy Manual and ensures that management has established a system to enforce the provisions therein.

     Compensation Committee. During 2003, the members of the Compensation Committee were Messrs. Bryant, Martin and Wilds. The Compensation Committee held four meetings during 2003. The Compensation Committee performs the following functions, among others:

•	Reviews and implements the Compensation Committee charter and reports to the Board.

•	Sets the total compensation package, including equity and non-equity incentives, for the Chief Executive Officer and the other executive officers of the Company.

•	Makes recommendations to the Board regarding the Company’s overall equity-based incentive compensation programs.

•	Annually reviews and approves corporate goals and objectives relevant to the compensation of the Company’s executive officers.

     Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Ms. Kurtin and Messrs. Bryant and Wilds. The Nominating and Corporate Governance Committee was formed in February 2004 and therefore did not meet during 2003. The Charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.symbion.com. The Nominating and Corporate Governance Committee performs the following functions, among others:

•	Reviews and implements the Nominating and Corporate Governance Committee charter and reports to the Board.

•	Recommends to the Board for its approval proposed nominees for Board membership after evaluating the proposed nominee and making a determination as to the proposed nominee’s qualifications to be a Board member.

Meeting Attendance

     The Board of Directors held a total of six meetings in 2003. Each director attended at least 75% of the meetings of the Board and committees of the Board on which such director served. The Board of Directors has adopted a policy that encourages all members of the Board of Directors to attend annual meetings of stockholders. Nine members of the Board attended the 2003 annual meeting of stockholders.

Non-Management Executive Sessions

     The Board of Directors has adopted a policy relating to non-management executive sessions. Under this policy, periodically, and no less frequently than semi-annually, the Board of Directors will meet in executive sessions in which management directors and other members of management do not participate.

Security Holder Communication with Board of Directors

     Stockholders and other parties interested in communicating directly with the Board of Directors or an individual director may do so by writing to Symbion, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215, Attention: Secretary. The Secretary of the Company will review all such correspondence and will regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

Policy on Reporting of Concerns Regarding Accounting Matters

     The Audit and Compliance Committee has adopted a policy on the reporting of concerns regarding accounting, internal control or auditing matters. Any person, whether or not an employee, who has a concern about the conduct of the Company or any of the Company’s people, including with respect to the Company’s accounting, internal accounting controls or auditing matters, may, in a confidential and anonymous manner, communicate that concern via a compliance hotline, (800) 279-4655, the Company’s designated external contact for these purposes.

Code of Business Conduct and Ethics

     In compliance with Securities and Exchange Commission and Nasdaq National Market requirements, the Company adopted a Code of Business Conduct and Ethics applicable to all of its directors, officers and employees in February 2004. The Code of Business Conduct and Ethics can be found on the Company’s website at www.symbion.com.

Compensation of Directors

     The Company’s directors received no base compensation for their service as directors during 2003. Each director was, however, reimbursed for expenses incurred in attending meetings of the Board of Directors and committees.

     The Company adopted a Non-Employee Directors Stock Option Plan in March 2002, under which options to purchase shares of its Common Stock are available for issuance to the non-employee members of the Board of Directors. The plan is intended to maintain the Company’s ability to attract to the Board and retain the services of experienced and highly-qualified individuals and to align their interests with the interests of the Company and its stockholders. The Compensation Committee administers the plan and grants awards to eligible directors. The maximum number of shares available for issuance under the plan is the lesser of 380,899 or 0.75% of the total number of shares of Common Stock then outstanding on a fully diluted basis, subject to adjustment in the event of a stock split, consolidation or stock dividend of the Common Stock. The exercise price of the options is the fair market value of the Common Stock on the date of grant. Each option may be exercised at any time after one year from the date of grant. Options expire ten years after the date of grant or, if sooner, immediately upon a director’s termination on account of fraud, dishonesty or other acts detrimental to the Company. In the event of any other termination of a director, any vested options granted to the director may be exercised for a period of 12 months after termination. Upon a change in the control of the Company, as described in the plan, all options become immediately vested and exercisable. As of December 31, 2003, options to purchase a total of 72,225 shares of Common Stock were outstanding under the plan, all of which were exercisable.

Independence of Directors

     The Board of Directors has reviewed the independence of each of the Company’s directors in light of the definition of “independent director” as that term is defined in the Nasdaq listing standards. As a result of this review, the Board affirmatively determined that, as of February 24, 2004, all of the directors are independent of the Company and its management under Nasdaq standards with the exception of Richard E. Francis, Jr., Clifford G. Adlerz and William V. B. Webb, each of whom is employed by the Company.

Director Nominee Evaluation Process

     The Nominating and Corporate Governance Committee of the Board of Directors is responsible for seeking individuals qualified to become Board members, conducting appropriate inquiries into the backgrounds and qualifications of possible Board nominees and proposing nominees for Board membership to the Board for its approval. The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders.

     A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary in writing at Symbion, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215. The Nominating and Corporate Governance Committee will consider whether to nominate any person nominated by a stockholder in accordance with the provisions of the Company’s bylaws relating to stockholder nominations. In general, these provisions require that nominations by stockholders be received by the Company no less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the preceding year’s annual meeting. The notice provided to the Company should include, at a minimum:

•	The name and address of the stockholder who intends to make the nomination(s) and of the person or persons to be nominated;

•	A representation that the stockholder is a holder of record or a beneficial holder of stock of the Company entitled to vote at the meeting (including the number of shares the stockholder owns) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	A description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•	Such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (whether or not such rules are applicable) had each nominee been nominated, or intended to be nominated, by the Board of Directors, including the candidate’s name, biographical information, and qualifications; and

•	The written consent of each nominee to serve as a director of the Company if so elected, with such written consent attached thereto.

     The Nominating and Corporate Governance Committee will evaluate prospective nominees considering certain factors, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of character and integrity;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it deems are in the best interest of the Company and its stockholders, such as the current composition of the Board, the balance of management and independent directors and the need for specialized expertise. The Nominating and Corporate Governance Committee, however, does believe it is appropriate for at least one, and preferably several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and that a majority of the members of the Board meet the definition of “independent director” under the Nasdaq listing standards. The Nominating and Corporate Governance Committee also believes it appropriate for certain members of the Company’s management to participate as members of the Board.

     The Nominating and Corporate Governance Committee will identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new Board members. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for reelection, the Nominating and Corporate Governance Committee will identify the desired skills and experience for a new nominee in light of the criteria above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

          The following table provides information as of March 29, 2004 about the ownership of Common Stock by (1) each person who the Company knows to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each of the Company’s directors and executive officers and (3) all of its directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

	Shares	Percent of
	Beneficially	Common Stock
Name of Beneficial Owner	Owned	Beneficially Owned
Richard E. Francis, Jr.(1)(2)	535,109	2.6%
Clifford G. Adlerz(2)(3)	296,454	1.4
William V. B. Webb(2)(4)	296,681	1.4
Kenneth C. Mitchell(2)(5)	112,073	*
R. Dale Kennedy(2)(6)	82,763	*
Frederick L. Bryant(7)(8)	1,487,655	7.2
Donald W. Burton(9)(10)	1,015,446	4.9
Eve M. Kurtin(11)(12)	1,011,557	4.9
Charles N. Martin, Jr.(13)	909,500	4.4
Jack Tyrrell(14)(15)	1,427,115	6.9
David M. Wilds(16)	448,491	2.2
Pacific Venture Group, LP(12)	952,858	4.6
ABS Capital Partners, L.P.(7)(8)	1,468,627	7.1
Richland Ventures II, L.P.(15)	697,710	3.4
Richland Ventures III, L.P.(15)	720,377	3.5
South Atlantic Private Equity Fund IV, Limited Partnership(10)	396,746	1.9
South Atlantic Private Equity Fund IV (QP), Limited Partnership(10)	547,890	2.6
J.H. Whitney III, L.P.(17)	1,320,780	6.4
J.H. Whitney IV, L.P.(17)	204,592	1.0
Whitney Strategic Partners III, L.P.(17)	31,822	*
All directors and executive officers as a group (11 persons) (18)	7,622,842	36.2%

*	Less than 1%

(1)	Includes 22,571 shares held in a family trust and options to acquire 103,830 shares which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004.

(2)	The address of each of Messrs. Francis, Adlerz, Webb, Mitchell and Kennedy is 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215.

(3)	Includes options to acquire 85,772 shares which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004.

(4)	Includes options to acquire 182,510 shares which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004.

(5)	Includes options to acquire 25,958 shares which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004.

(6)	Includes options to acquire 28,215 shares which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004.

(7)	Consists of 1,468,627 shares held by ABS Capital Partners, L.P. as to which Mr. Bryant may be deemed to have beneficial ownership and options to acquire 9,028 shares granted to Mr. Bryant which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004. Mr. Bryant is a retired partner of ABS Partners, L.P., the general partner of ABS Capital Partners, L.P.

(8)	The address for Mr. Bryant is 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215 and the address for ABS Capital Partners, L.P. is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

(9)	Consists of 396,746 shares owned by South Atlantic Private Equity Fund IV, Limited Partnership, 547,890 shares owned by South Atlantic Private Equity Fund IV (QP), Limited Partnership, 15,445 shares owned by The Burton Partnership, Limited Partnership and 46,337 shares owned by The Burton Partnership (QP), Limited Partnership as to which Mr. Burton may be deemed to have beneficial ownership and options to acquire 9,028 shares granted to Mr. Burton which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004. Mr. Burton is chairman of South Atlantic Private Equity Fund IV, LP and manages The Burton Partnership.

(10)	The address for Mr. Burton and South Atlantic is 614 West Bay Street, Tampa, Florida 33606.

(11)	Consists of 952,858 shares held by Pacific Venture Group, L.P. and 44,671 shares owned by PVG Associates, L.P. as to which Ms. Kurtin may be deemed to have beneficial ownership and options to acquire 9,028 shares granted to Ms. Kurtin which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004. Ms. Kurtin is a Managing Member of PVG Equity Partners, LLC which is the General Partner of both Pacific Venture Group, L.P. and PVG Associates, L.P.

(12)	The address for Ms. Kurtin and for Pacific Venture Group, L.P. is 16830 Ventura Blvd., Suite 244, Encino, California 91436.

(13)	Includes 163,028 shares held by The Martin Companies, Inc., Mr. Martin’s personal holding company, as to which Mr. Martin may be deemed to have beneficial ownership, and options to acquire 18,057 shares granted to Mr. Martin which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004. The address for Mr. Martin and The Martin Companies, Inc. is 20 Burton Hills Blvd., Suite 100, Nashville, Tennessee 37215.

(14)	Consists of 697,710 shares owned by Richland Ventures II, L.P. and 720,377 shares owned by Richland Ventures III, L.P. as to which Mr. Tyrrell may be deemed to have beneficial ownership and options to acquire 9,028 shares granted to Mr. Tyrrell which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004. Mr. Tyrrell is the managing partner of Richland Ventures II, L.P. and Richland Ventures III, L.P.

(15)	The address for Mr. Tyrrell and Richland Ventures II, L.P. and Richland Ventures III, L.P. is 1201 16th Avenue South, Nashville, Tennessee 37212.

(16)	Consists of 434,463 shares owned by First Avenue Partners, L.P. as to which Mr. Wilds is a managing director and may be considered to have beneficial ownership and options to acquire 9,028 shares granted to Mr. Wilds which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004. The address for Mr. Wilds and First Avenue Partners, L.P. is 138 Second Avenue North, Suite 200, Nashville, Tennessee 37201.

(17)	The address of each of J.H. Whitney III, L.P., J.H. Whitney IV, L.P. and Whitney Strategic Partners III, L.P. is 177 Broad Street, Suite 1500, Stamford, Connecticut 06901.

(18)	Includes options to acquire 489,480 shares which were exercisable as of March 29, 2004 or become exercisable within 60 days following March 29, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires officers and directors, and persons who own more than 10% of a registered class of stock of companies subject to the reporting requirements of Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 2003, the Company was not a reporting company under Section 12 of the Exchange Act and, therefore, the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s stock, were not subject to the requirements of Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS

     The following list identifies the name, age and position(s) of the executive officers of the Company:

Name	Age	Position
Richard E. Francis, Jr	50	Chairman of the Board, Chief Executive Officer and Director
Clifford G. Adlerz	50	President, Chief Operating Officer and Director
William V. B. Webb	51	Chief Development Officer and Director
Kenneth C. Mitchell	54	Chief Financial Officer and Senior Vice President of Finance
R. Dale Kennedy	56	Senior Vice President of Management Services and Secretary

     The executive officers have been appointed by the Board of Directors. The term of each executive officer runs until his or her successor is elected and qualified, or until his earlier death, resignation or removal, provided that the term of office of Messrs. Francis, Adlerz and Webb is subject to the respective employment agreement between each such officer and the Company, as described in “Executive Compensation – Employment Agreements and Change-in-Control Arrangements.”

     The following is a biographical summary of the experience of the executive officers of the Company who are not members of the Company’s Board of Directors:

     Kenneth C. Mitchell has served as Chief Financial Officer of the Company since May 2002 and as Senior Vice President of Finance since December 2002. Mr. Mitchell served as the Company’s Vice President of Finance from 1996 to December 2002. Mr. Mitchell served as Chief Financial Officer of American HealthMark, Inc. from 1989 to 1995 and as Vice President – Controller for HCA Management Company from 1988 to 1989. Prior to that time, Mr. Mitchell served as Assistant Vice President-Development and Regional Controller for HCA Management Company.

     R. Dale Kennedy has served as Secretary of the Company since May 2002 and Senior Vice President of Management Services since December 2002. Mr. Kennedy served as the Company’s Vice President of Management Services from 1996 to December 2002. Mr. Kennedy served as Chief Operations Officer for IPN Network, LLC, a company that managed the business office functions of healthcare entities, from 1991 until 1995. Prior to that time, Mr. Kennedy serviced in regional financial roles for HealthTrust and HCA.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company’s Chief Executive Officer and other executive officers for services rendered in all capacities to the Company for the years ended December 31, 2002 and 2003:

Summary Executive Compensation Table

				Long-Term
		Annual		Compensation
		Compensation(1)		Securities
				Underlying
Name and Principal Position	Year	Salary($)	Bonus($)	Options (#)
Richard E. Francis, Jr	2003	$304,119	$304,119	88,030
Chairman of the Board and Chief Executive Officer	2002	295,261	295,261	135,431

Clifford G. Adlerz	2003	241,915	241,915	69,972
President and Chief Operating Officer	2002	234,869	234,869	108,344

William V. B. Webb	2003	219,817	164,863	40,629
Chief Development Officer	2002	213,415	53,363	45,143

Kenneth C. Mitchell	2003	179,464	72,812	24,829
Chief Financial Officer and Senior Vice President of Finance	2002	174,237	52,271	24,829

R. Dale Kennedy	2003	179,362	62,777	9,480
Senior Vice President of Management Services and Secretary	2002	174,138	52,241	24,829

(1)	Perquisites and other personal benefits paid to each of the named executive officers is less than $50,000 or 10% of the total salary and bonus reported for the named executive officers and, therefore, the amount of that other annual compensation is not reported.

     The following table sets forth information concerning the stock options granted to the Company’s executive officers during 2003:

Option Grants In Last Fiscal Year

	Individual Grants
	Number of				Potential Realizable Value
	Securities	Percent of			at Assumed Annual Rates of
	Underlying	Total Options			Stock Price Appreciation for
	Options Granted	Granted to Employees in	Exercise or Base Price	Expiration	Option Term(1)
Name	(#)(2)	Fiscal Year	($/Sh)	Date	5%($)	10%($)
Richard E. Francis, Jr	88,030	18.5%	$15.00	12/11/13	$830,424	$2,104,457

Clifford G. Adlerz	69,972	14.7	15.00	12/11/13	660,075	1,672,760

William V. B. Webb	40,629	8.5	15.00	12/11/13	383,270	971,282

Kenneth C. Mitchell	24,829	5.2	15.00	12/11/13	234,222	593,565

R. Dale Kennedy	9,480	2.0	15.00	12/11/13	89,429	226,630

(1)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term and based upon assumed rates of appreciation in the market price of the Common Stock of 5% and 10% compounded annually from the date of grant to the expiration date. There was no public market for the Company’s Common Stock as of the date of grant. Accordingly, these values have been calculated on the basis of the initial public offering price of $15.00 per share. Actual gains, if any, upon the exercise of stock options will depend on the future performance of the Common Stock and the date on which the options are exercised.

(2)	Options were granted pursuant to the Symbion Stock Incentive Plan and become exercisable in 25% increments at the anniversary date of the grant over a four year period.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of		Value of
			Securities Underlying		Unexercised
			Unexercised Options		In-the-Money Options
	Shares Acquired on	Value	at Fiscal Year-End		at Fiscal Year-End(1)
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard E. Francis, Jr	—	—	69,972	189,603	$279,284	$115,099
Clifford G. Adlerz	—	—	58,686	151,230	241,498	92,078
William V. B. Webb	—	—	171,226	74,486	1,989,982	38,366
Kenneth C. Mitchell	—	—	19,750	43,451	97,380	21,101
R. Dale Kennedy	—	—	22,007	28,102	112,436	21,101

(1)	There was no public trading market for the Company’s Common Stock as of December 31, 2003. Accordingly, these values have been calculated on the basis of the initial public offering price of $15.00 per share.

Employment Agreements and Change-in-Control Arrangements

     Employment Agreements. The Company has entered into employment agreements with three of its executive officers, Richard E. Francis, Jr., Clifford G. Adlerz and William V. B. Webb. These employment agreements provide for base salaries that in 2003 were $304,119 for Mr. Francis, $241,915 for Mr. Adlerz and $219,817 for Mr. Webb, subject to annual increases in the discretion of the Compensation Committee. The employment agreements also provide for an incentive bonus payment upon achievement of goals set by the Compensation Committee, and entitle the employees to participate in the Company’s employee benefit programs and stock incentive plans.

     The initial term of each of these agreements is three years, which is automatically extended so that the term is three years until terminated. The Company may terminate each employment agreement for cause, including the employee’s willful misconduct, fraud or intentional neglect or material inattention to his duties that is not corrected within 30 days after the Company gives notice. In addition, either party may terminate the employment agreement at any time by giving prior written notice to the other party. However, the Company must pay the employee a severance benefit if it terminates his employment without cause or if the employee terminates his employment upon the occurrence of certain events specified in the agreement, including a change in the control of the Company and the Company’s material breach of the agreement that is not cured within 90 days. The severance benefit is generally equal to three times the employee’s highest base salary and incentive bonus amount during the preceding year. If the employee receives severance payments following a change in control that are subject to tax under Section 4999 of the Internal Revenue Code, the Company or the acquiror are to pay additional amounts to offset the effect of such taxes on the employee. Each of the employment agreements also includes a covenant not to compete, in which the employee agrees that, during the term of the employment agreement and for a period of one year thereafter, he will not own or work for any other company that is predominantly engaged in the ownership and management of surgery centers.

     Severance Plan. The Company adopted an Executive Change in Control Severance Plan in December 1997, which currently provides for severance benefits for 32 employees, including two of the Company’s executive officers, Kenneth C. Mitchell and R. Dale Kennedy. Eligible individuals are those identified in the severance plan and whose employment is terminated in connection with a change in the control of the Company, as defined in the severance plan, and who are not offered employment by the Company or a successor employer that is substantially equivalent to or better than the position held with the Company immediately prior to the change in control or the position is not maintained for at least 12 months thereafter. The benefits provided are cash compensation equal to the eligible employee’s annual pay or one-half of the eligible employee’s annual pay, as set forth in the severance plan, and participation in medical, life, disability and similar benefit plans that are offered to the Company’s active employees or those of its successor for a period of six or 12 months, as provided in the severance plan. The severance plan does not cover individuals who are subject to individual employment agreements that address severance on a change in control.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors during 2003 consisted of Messrs. Bryant, Martin and Wilds. See “— Certain Transactions” for a description of certain relationships between the Company and Messrs. Bryant, Martin and Wilds.

Certain Transactions

     The Company issued 4,311,786 shares of Series A convertible preferred stock and 2,587,061 shares of Series B convertible preferred stock in its acquisition of Physicians Surgical Care, Inc. in April 2002 to J.H. Whitney III, L.P., J.H. Whitney IV, L.P. and Whitney Strategic Partners III, L.P., which collectively hold more than 5% of the Company’s Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.” The Company agreed to issue up to an additional 494,297 shares of Common Stock to the former stockholders of Physicians Surgical Care based on the 2003 financial results of one of the Physicians Surgical Care surgery centers. Subsequent to December 31, 2003, the Company calculated the number of shares to be issued to the former stockholders of Physicians Surgical Care and submitted the calculation to the stockholder agent for approval. The Company also entered into a director nomination agreement with Whitney & Co., LLC and its affiliates in connection with the acquisition of Physicians Surgical Care.

     In January 2003, Vanguard Health Systems, Inc. acquired substantially all of the assets of, and formed a partnership with, Baptist Health System, Inc., with which the Company owns and operates a surgery center in San Antonio, Texas and from which the entity operating the surgery center leases the facility. A subsidiary of the Company entered into the facility lease with Baptist Health Systems, Inc. in June 2001 prior to Baptist’s sale of assets to Vanguard. During 2003, the subsidiary of the Company made payments of about $390,600 under the lease. Charles N. Martin, Jr., a director of the Company through the 2004 Annual Meeting, is Chairman and Chief Executive Officer and a stockholder of Vanguard.

     Pursuant to an agreement dated as of July 18, 2003, affiliates of Messrs. Bryant, Tyrrell, Burton and Wilds and ABS Capital Partners, L.P., Richland Ventures II, L.P. and Richland Ventures III, L.P. purchased an aggregate principal amount of about $3.76 million of 143/4% Senior Subordinated Notes due 2008 issued by the Company during 2003. On March 8, 2004, the Company repaid all of the outstanding indebtedness under these notes and paid about $94,100 of redemption premiums and $81,700 of accrued interest. Pursuant to the agreement, these investors committed to purchase additional notes from the Company in the aggregate principal amount of up to about $906,400.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Compensation Committee is responsible for setting the total compensation package, including equity and non-equity incentives, for Richard E. Francis, Jr., the Company’s Chief Executive Officer, and the other executive officers of the Company. In addition, the Compensation Committee evaluates the performance of the executive officers of the Company and related matters. The Compensation Committee reviews its decisions with the full Board of Directors.

Compensation Policies

     The Company’s executive compensation policies are designed to complement the Company’s business objectives by motivating and retaining quality members of senior management, by aligning management’s interest with those of the Company’s stockholders and by linking total compensation to the Company’s performance. The Company’s executive compensation policies generally consist of competitive base salaries, annual incentive bonus payments and equity-based compensation. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in assessing executive compensation.

Base Salaries

     The Compensation Committee reviews the base salaries of the Company’s executive officers on an annual basis. Base salaries are determined on a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer’s experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. The base salaries paid to Richard E. Francis, Jr., Clifford G. Adlerz and William V.B. Webb are subject to the terms of the employment agreements between these executive officers and the Company. Base salaries for the Company’s executives for 2003 were as follows: $304,119 for Richard E. Francis, Jr., $241,915 for Clifford G. Adlerz, $219,817 for William V.B. Webb, $179,464 for Kenneth C. Mitchell and $179,362 for R. Dale Kennedy.

Annual Bonuses

     Annual cash bonuses are intended to motivate executive officers to achieve pre-determined financial or other goals appropriate to each executive officer’s area of responsibility set by the Compensation Committee, consistent with the Company’s overall business strategies. Annual cash bonuses for 2003 for the Company’s executive officers ranged from 35% to 100% of the respective officer’s base salary.

Equity-Based Compensation

     The Compensation Committee believes that the interests of the Company’s executive officers should be aligned with the interests of its stockholders through the use of equity-based compensation. Accordingly, the Compensation Committee has made periodic grants of stock options to senior management in order to align compensation opportunities with the creation of stockholder value. In 2003, the Compensation Committee approved the grant of options to purchase the following number of shares of Common Stock exercisable at $15.00 per share, the initial public offering price of the Common Stock, to each of the Company’s executive officers: 88,030 shares to Richard E. Francis, Jr.; 69,972 shares to Clifford G. Adlerz; 40,629 shares to William V. B. Webb; 24,829 shares to Kenneth C. Mitchell and 9,480 shares to R. Dale Kennedy.

Compensation of Chief Executive Officer

     The Compensation Committee considers a number of factors for establishing the base salary of Richard E. Francis, Jr., the Chief Executive Officer of the Company, including Mr. Francis’ development and implementation of the Company’s strategy and the growth, competitive position and profitability of the Company. The base salary paid to Mr. Francis is subject to the terms of his employment agreement with the Company. The Compensation Committee established Mr. Francis’ 2003 base salary at $304,119. As Chief Executive Officer, Mr. Francis is entitled to earn an annual cash bonus and receive equity-based compensation grants on the same basis as all other executive officers of the Company. During 2003, Mr. Francis received a cash bonus of $304,119 and was granted options to purchase 88,030 shares of the Company’s Common Stock under the Symbion Stock Incentive Plan.

Tax Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to a company’s chief executive officer and four other most highly compensated executive officers. However, compensation that is paid under a “performance-based compensation” plan, as defined in Section 162(m) of the Code, is fully deductible without regard to this limit. Section 162(m) also permits full deductibility for certain pension contributions and other payments. The Company’s executive compensation strategy is intended to be cost and tax effective and the Compensation Committee considers the impact of Section 162(m) in implementing compensation policies and plans. The Compensation Committee endeavors to design the Company’s incentive programs to qualify as performance-based compensation or another exception to the Section 162(m) limits on deductibility.

Members of the Compensation Committee

Frederick L. Bryant Charles N. Martin, Jr. David M. Wilds

AUDIT AND COMPLIANCE COMMITTEE REPORT

     The following Report of the Audit and Compliance Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit and Compliance Committee of the Board of Directors consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market. The role and responsibilities of the Audit and Compliance Committee are set forth in its charter which is attached to this Proxy Statement as Appendix A. As more fully described in its charter, the Audit and Compliance Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of the financial statements to generally accepted accounting principles. The internal auditors are responsible to the Audit and Compliance Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit and Compliance Committee and Board determine.

     To fulfill its responsibilities, the Audit and Compliance Committee has met and held discussions with management and the independent auditors concerning the consolidated financial statements for the fiscal year ended December 31, 2003. Management represented to the Audit and Compliance Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit and Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit and Compliance Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Compliance Committee also reviewed with management and the independent auditors significant issues regarding critical accounting policies, practices and judgments.

     In addition, the Audit and Compliance Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit and Compliance Committee also has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

     The Audit and Compliance Committee discussed with the internal auditor the Company’s internal controls and reporting procedures. As part of this process, the Audit and Compliance Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

     Based on the Audit and Compliance Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, as described above and in reliance thereon, the Audit and Compliance Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Members of the Audit and Compliance Committee

Donald W. Burton Eve M. Kurtin Jack Tyrrell

COMPARATIVE PERFORMANCE GRAPH

     Prior to February 6, 2004, the Company’s Common Stock was not publicly traded. Accordingly, there is no data available for periods prior to such date.

GENERAL INFORMATION

Other Matters

     The Board of Directors is not aware of any other matters to be brought before the Annual Meeting. If any other matters, however, are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have authority to vote all proxies with respect to such matters in accordance with the recommendation of the Board of Directors.

Stockholder Proposals for 2005 Annual Meeting

     The Company must receive stockholder proposals intended to be presented at the 2005 annual meeting of stockholders at its principal executive offices at 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215 no later than December 6, 2004, in order for the proposals to be included in the proxy statement and form of proxy for that meeting.

     Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the preceding year’s annual meeting. With respect to the 2005 annual meeting, notice must be received by the Company between December 6, 2004 and January 5, 2005. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See “Corporate Governance – Director Nominee Evaluation Process” for additional information about stockholder nominations. These requirements are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Counting of Votes

     The matters that are specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. Inspectors of election will be appointed to, among other things, determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes of ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the results.

Certain Matters Relating to Proxy Materials and Annual Reports

     The delivery rules regarding proxy statements and annual reports may be satisfied by delivering a single copy of a proxy statement and annual report to an address shared by two or more stockholders. This method of delivery is referred to as “householding.” Currently, the Company is not householding for registered stockholders, but brokers, dealers, banks or other entities which hold Common Stock in “street name” for beneficial owners of Common Stock and which distribute proxy statements and annual reports they receive to beneficial owners may be householding. Such brokers, dealers, banks or other entities may deliver only one proxy statement and annual report to certain multiple stockholders who share an address, unless the Company or such other distributor has received contrary instructions from one or more of those stockholders. The Company undertakes to deliver promptly upon request a separate copy of the proxy statement and/or annual report to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold shares of Common Stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please call (615) 234-5900 or send a written request to the Company’s Secretary at Symbion, Inc., 40 Burton Hills Boulevard, Suite 500,

Nashville, Tennessee 37215. Stockholders who hold Common Stock through a broker, dealer, bank or other entity, who share an address and are receiving multiple copies of annual reports or proxy statements and who prefer to receive a single copy of such material, either now or in the future, can request delivery of a single copy of a proxy statement and/or annual report, as requested, by contacting such broker, dealer, bank or other entity.

Miscellaneous

     The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

     Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Requests should be directed to the Company’s Secretary at 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215.

SYMBION, INC.

/s/ Richard E. Francis, Jr.

Richard E. Francis, Jr. Chairman and Chief Executive Officer

April 5, 2004

Appendix A

CHARTER
OF THE
AUDIT AND COMPLIANCE COMMITTEE
OF THE BOARD OF DIRECTORS
OF
SYMBION, INC.

ARTICLE I. PURPOSE

     The primary function of the Audit and Compliance Committee (the “Committee”) is to oversee the accounting, audit, financial reporting and compliance processes of Symbion, Inc. (the “Company”) and to assist the Board of Directors of the Company in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s and its subsidiaries’ systems of internal controls regarding finance, accounting, legal and corporate compliance; the Company’s compliance with appropriate policies and ethical standards, including those stated in the Company’s Corporate Compliance Policy Manual; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s finance, accounting, legal and corporate compliance policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system regarding finance, accounting, legal and corporate compliance, and from time to time report on these matters to the Board of Directors;

•	Select and appoint on behalf of the Company, oversee the work of and fix the compensation of a firm of independent auditors whose duties it shall be to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which they are appointed, and who shall report directly to the Committee;

•	Review and consider the independence of, and the services provided and fees charged by, the Company’s independent auditors including a review of, and the pre-approval of any audit services and, where appropriate, any non-audit services proposed to be performed by the Company’s independent auditors, and from time to time report on these matters to the Board of Directors;

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

•	Provide an open avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors and be responsible for and oversee resolution of disagreements between management and the independent auditors regarding financial reporting; and

•	Perform such other duties and responsibilities as may be delegated by the Board of Directors, from time to time.

     The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article IV of this Charter. The Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities contained in this Charter, and it shall have the authority to communicate directly with the independent auditors as well as any employee of the Company. The Committee shall have the authority to engage, at the Company’s expense, independent accounting, legal or other advisors or experts it deems necessary in the performance of its duties. The Committee shall determine and direct the Company to pay appropriate compensation to the independent auditors engaged by the Committee and to any independent advisors or experts retained by the Committee and to pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee is not responsible for preparing the financial statements, implementing or monitoring the effectiveness of internal controls or auditing the financial statements. Management of the Company has the responsibility for preparing the financial statements and implementing internal controls, and the independent auditors have the responsibility for auditing the financial statements. The Committee’s role is to review and monitor these processes.

ARTICLE II. COMPOSITION

     Each Committee member shall meet the independence and financial literacy requirements of The Nasdaq Stock Market (“Nasdaq”). The Committee shall be comprised of no less than three directors, the exact number to be determined by the Board of Directors.

Independence Requirements

     Each member of the Committee must be a member of the Board of Directors and must be an independent director, and be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. At a minimum, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors or another committee of the Board of Directors, accept any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company or be an affiliated person of the Company or any subsidiary of the Company. In addition, the independence of a Committee member is to be determined according to the following definitions and Nasdaq rules.

     An “independent director” means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(a)	a director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company;

(b)	a director who accepted or who has a Family Member who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than (i) compensation for service on the Board of Directors or any committee of the Board of Directors, (ii) payments arising solely from investments in the Company’s securities, (iii) compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company, (iv) benefits under a tax-qualified retirement plan or non-discretionary compensation, or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home;

(c)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

(d)	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the Company’s securities or (ii) payments under non-discretionary charitable contribution matching programs;

(e)	a director who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity;

(f)	a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years; or

(g)	any other director who does not qualify as “independent” as determined under Nasdaq rules.

     In addition, each member of the Committee must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

     Notwithstanding the requirements described above, one director who (i) is not independent as defined above, (ii) does not, other than in his or her capacity as a member of the Committee, the Board of Directors or another committee of the Board of Directors, accept any consulting, advisory or other compensatory fee from the Company, (iii) other than in his or her capacity as a member of the Committee, the Board of Directors or another committee of the Board of Directors, is not an affiliated person of the Company or any subsidiary of the Company, and (iv) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board of Directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

     If the Committee fails to comply with the composition requirements hereunder due to one vacancy on the Committee or because a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, the Committee will have until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused such failure to comply with the composition requirements hereunder. The Committee shall advise the Company to provide notice to Nasdaq immediately upon learning of an event or circumstance that caused the non-compliance.

Financial Literacy Requirements

     Each member of the Committee must have a working familiarity with basic finance and accounting practices. This working familiarity with basic finance and accounting practices must be determined in accordance with the Nasdaq financial literacy definitions and rules. At a minimum, each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

     At least one member of the Committee shall be an “audit committee financial expert.” The Securities and Exchange Commission (the “SEC”) defines audit committee financial expert to mean a person who has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that represent a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. A person shall have acquired such attributes through (a) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (d) other relevant experience, including having been actively engaged in industries such as investment banking or venture capital investment and have experience performing extensive financial statement analysis or evaluation

     In addition, the Company will certify to Nasdaq that it has, and will continue to have, at least one member of the Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A director who qualifies as an “audit committee financial expert,” as defined above, is presumed to qualify as a financially sophisticated audit committee member.

     Committee members are encouraged to enhance their familiarity with finance and accounting and the regulatory requirements of the Company’s industry by participating in seminars, conferences, roundtables and other educational programs conducted by the Company or an outside organization.

Election Procedure

     The members of the Committee shall be elected or appointed by the Board of Directors to serve until the Company’s next annual meeting or until their successors are duly elected and qualified. The Board of Directors may remove any member of the Committee. Unless a Chair of the Committee is designated by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

ARTICLE III. MEETINGS

     The Committee will meet as often as it determines or as circumstances dictate, but not less frequently than quarterly. As part of its job to foster open communication, the Committee should meet at least annually with management, the Company’s internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these persons believe should be discussed privately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. In addition, the Committee should communicate with the independent auditors and management quarterly to review the Company’s financial statements and significant findings consistent with Article IV.3 below. This communication with the independent auditors may be held in conjunction with the regular meetings of the Committee or otherwise. The Committee shall, prior to the Company’s public release of its quarterly or annual financial results, meet to review and discuss such financial results and the proposed release. These meetings can be in person, by teleconference or otherwise.

ARTICLE IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee will:

Documents/Reports Preparation and Review

1.	Review and reassess the adequacy of this Charter periodically, and at least annually, as conditions dictate. If the Committee determines that this Charter needs amendment, it will submit its proposals for amendments to the Board of Directors for approval. The Committee will also cooperate with management, the Board of Directors and the Company’s legal counsel to (a) certify to Nasdaq that the Committee has adopted a written charter, that the Committee complies with Nasdaq’s structure and membership requirements, and that the Committee has performed its annual review and reassessment of the adequacy of the Committee charter and (b) ensure that the Charter is filed with the SEC at least every three years as an appendix to the Company’s proxy statement for its annual meeting of stockholders in accordance with SEC rules and regulations.

2.	Prior to filing of each of the Company’s Annual Reports on Form 10-K with the SEC, advise the Board of Directors of the Company as to whether the Committee recommends that the Company’s audited annual financial statements be included in such Annual Report on Form 10-K. As the basis for this determination, the Committee will:

•	Review and discuss with management the audited annual financial statements of the Company;

•	Discuss those matters communicated by the independent auditors to the Committee as required by Statement of Auditing Standards No. 61 (“SAS 61”), as well as the results of the audit;

•	Ensure the receipt of the written disclosures and the letter from the independent auditors regarding the auditors’ independence as required by Independent Standards Board Statement No. 1 (“ISB 1”), as such may be modified or supplemented, and discuss with the independent auditors the auditors’ independence;

•	Review and resolve any disagreements among management and the independent auditors or the internal auditing department in connection with the preparation of the annual audited financial statements; and

•	Review with management and the independent auditors significant issues regarding critical accounting policies, practices and judgments.

3.	Review and discuss with management the interim financial statements of the Company to be included in each of the Company’s quarterly reports on Form 10-Q to be filed with the SEC. This review should include a discussion with management and the independent auditors of any matters required to be discussed by Statement on Auditing Standards No. 100. Review and resolve any disagreements among management and the independent auditors or the internal auditing department in connection with the preparation of the interim financial statements.

4.	Prepare annually, consulting with the Company’s legal counsel, a report of the Committee to stockholders as required by the SEC to be included in the Company’s proxy statement. At a minimum, this report must state whether the Committee has:

•	Reviewed and discussed the audited annual financial statements with management;

•	Discussed with the independent auditors the matters required to be discussed by SAS 61, as such may be modified or supplemented;

•	Received the written disclosures and the letter from the independent auditors regarding the auditors’ independence as required by ISB 1, as such may be modified or supplemented, and discussed with the independent auditors the auditors’ independence; and

•	Based on the review and discussions noted above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the preceding fiscal year for filing with the SEC.

5.	In connection with each annual or quarterly report filed with the SEC, review and discuss with management and the independent auditors the maintenance and effectiveness of the Company’s internal control over financial reporting, keeping the Company’s critical accounting policies in mind. This should include a discussion of all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Committee shall obtain such written reports from management that describe management’s own assessment of the effectiveness of such internal control over financial reporting as may be required by SEC rules and regulations.

Independent Auditors

6.	Select and appoint on behalf of the Company, fix the compensation of, and report to the Board of Directors annually as to the selection of the Company’s independent auditors, who are ultimately accountable to the Committee. The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, dismiss and replace the independent auditors.

7.	Consider the independence and effectiveness of the independent auditors, and approve the fees to be paid to the independent auditors. In connection with considering the independence of the independent auditors, the Committee shall (i) request detail on any matters that may affect the auditors’ independence as well as the role and status of any individual at the audit firm whose independence may be in question, (ii) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and (iii) inquire whether the independent auditors have reasonable quality control procedures to ensure compliance by them with all independence requirements.

8.	On an annual basis, ensure the receipt of, and review and discuss with the independent auditors all significant relationships included in, the report of the independent auditors to the Committee as required under ISB 1, to determine if these relationships may impair the independent auditors’ independence. In response to this report, review the independence and performance of the independent auditors.

9.	Consider whether the proposed provision of any non-audit services by the independent auditors (those services not related to the audit of the annual financial statements or the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for such year) is compatible with maintaining the auditors’ independence. If the Committee determines that such proposed non-audit services are compatible with the independent auditor’s independence, it may approve the provision of such services, subject to restrictions under applicable law or Nasdaq rules.

10.	Pre-approve all audit and non-audit services to be performed for the Company by the independent auditors. In performing this function, the Committee shall consult with management prior to the Company’s engagement of the independent auditors for such services. The Committee may delegate its authority to pre-approve audit and non-audit services to the Chair of the Committee provided that the pre-approval decisions of the Chair are subsequently presented to the Committee at the next Committee meeting.

11.	Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company’s financial statements.

Financial Reporting Process

12.	In consultation with the independent auditors and the internal auditing department, review the integrity of the Company’s financial reporting processes, both internal and external.

13.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

14.	Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company’s financial statements.

15.	Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

16.	Inquire as to the independent auditors’ views about whether management’s choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

17.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, the internal auditing department or management.

18.	Review the disclosure pertaining to the effects to the Company’s auditing and accounting principles and practices of major accounting changes mandated by the SEC.

19.	Discuss with management and the independent auditors the effect of off-balance sheet structures, if any such arrangements exist, on the Company’s financial statements.

20.	Review and discuss with management, prior to release, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP financial information, as well as financial information and earnings guidance provided to analysts and rating agencies.

Process Improvement

21.	Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit if raised by management, the independent auditors or the internal auditing department, including any restrictions on the scope of work or access to required information.

22.	Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Other Committee Responsibilities

23.	Cooperate with management, the Board of Directors and the Company’s legal counsel to ensure that the Company discloses in its proxy statement for its annual meeting of stockholders whether the Committee members are “independent” as defined in Article II of this Charter and the Nasdaq listing standards.

24.	Review, with the Company’s legal counsel, any legal matter that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

25.	Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include at a minimum consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future and the impact on previously issued financial statements and reports filed with governmental authorities.

26.	Perform any other activities consistent with this Charter, the Company’s Bylaws and the Delaware General Corporation Law, as amended from time to time, as the Committee or the Board of Directors deems necessary or appropriate.

27.	Receive reports from the Assistant Vice President of Internal Audit or other officer in charge of the Company’s internal auditing department and review the internal audit plan at least annually.

28.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

29.	Establish regular and separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

30.	Review periodically the Company’s Corporate Compliance Policy Manual and ensure that management has established a system to enforce the provisions therein.

31.	Meet with the Chief Operating Officer and the Vice President of Compliance and Ethics or other appropriate officer for a report on the Company’s ethics, compliance and corporate responsibility programs and an assessment of the Company’s compliance with these programs and related applicable legal requirements.

32.	Review, with the Company’s legal counsel, legal compliance matters including corporate securities trading policies.

33.	Review senior financial and accounting personnel succession planning within the Company.

34.	Annually review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites.

35.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing or compliance matters. Such procedures shall include measures to provide for the confidential and anonymous submission of concerns by Company employees regarding questionable accounting or auditing matters.

36.	Annually review the Company’s code of conduct applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and recommend to the Board of Directors, as appropriate, any proposed change or waiver to the requirements therein.

37.	Review all related-party transactions, which shall be subject to approval by the Committee. In connection with each annual or quarterly report filed with the SEC, review with management any disclosure relating to directors’ and officers’ related party transactions and potential conflicts of interest.

SYMBION, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Richard E. Francis, Jr. and Clifford G. Adlerz, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of the Common Stock which the undersigned is entitled to vote at the annual meeting of stockholders of Symbion, Inc., to be held on Tuesday, May 11, 2004, at 9:00 a.m. (local time), at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, and at any adjournment thereof.

     The proxy is being solicited by the Board of Directors and will be voted as specified. If not otherwise specified, the above named proxies will vote (a) FOR the election as directors of the nominees named below, (b) FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2004, and (c) in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

1.	Election of Class II Directors.

   NOMINEES: Eve M. Kurtin and Clifford G. Adlerz

      ☐ FOR BOTH NOMINEES                                ☐ WITHHOLD FROM BOTH NOMINEES

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided above.)

(continued on other side)

2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2004.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Date

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